As filed with the Securities and Exchange Commission on April 27, 2001
                                                Securities Act File No. 33-20957
                                       Investment Company Act File No. 811-05451
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             Registration Statement Under The Securities Act Of 1933
                           Pre-Effective Amendment No.                       [ ]
                         Post-Effective Amendment No. 17                     [X]

                                     and/or

         Registration Statement Under The Investment Company Act Of 1940
                                Amendment No. 18                             [X]
                        (Check appropriate box or boxes)

                               USLICO SERIES FUND
                 (Exact Name of Registrant Specified in Charter)

                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (800) 992-0180


        James M. Hennessy, Esq.                              With copies to:
      ING Pilgrim Investments, LLC                       Jeffrey S. Puretz, Esq.
     7337 E. Doubletree Ranch Road                               Dechert
          Scottsdale, AZ 85258                            1775 Eye Street, N.W.
(Name and Address of Agent for Service)                   Washington, DC 20006

     It is proposed that this filing will become effective (check appropriate box):

     [ ]  Immediately upon filing pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [X]  on May 1, 2001 pursuant to paragraph (b)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     | | This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

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                               USLICO SERIES FUND

                                   PROSPECTUS

                                   MAY 1, 2001


          The four Portfolios of the USLICO Series Fund are as follows:

                               The Stock Portfolio

                           The Money Market Portfolio

                               The Bond Portfolio

                         The Asset Allocation Portfolio




  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
      SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Types of Investors for Whom the Fund is Intended............................   2
The Stock Portfolio -- Risk/Return Summary..................................   3
The Money Market Portfolio -- Risk/Return Summary...........................   4
The Bond Portfolio -- Risk/Return Summary...................................   5
The Asset Allocation Portfolio -- Risk/Return Summary.......................   6
Performance Information for Last 10 Years...................................   7
Investment Objectives, Principal Investment Strategies,
  and Related Risks of the Stock Portfolio..................................  12
Investment Objectives, Principal Investment Strategies,
  and Related Risks of the Money Market Portfolio...........................  13
Investment Objectives, Principal Investment Strategies,
  and Related Risks of the Bond Portfolio...................................  14
Investment Objectives, Principal Investment Strategies,
  and Related Risks of the Asset Allocation Portfolio.......................  15
General Portfolio Policies..................................................  17
Risk Factors and Special Considerations.....................................  18
Management of the Portfolios................................................  19
Other Expenses..............................................................  21
Total Expenses..............................................................  21
Pricing of Portfolio Shares.................................................  22
Distribution and Taxes......................................................  22
Financial Highlights........................................................  22

To obtain more information please refer to the back cover.

                TYPES OF INVESTORS FOR WHOM THE FUND IS INTENDED

     Shares of the USLICO SERIES FUND (the "Fund") are sold only to insurance companies and are used to fund variable life insurance policies ("Policies"). The Policies were offered by ReliaStar United Services Life Insurance Company (now merged into ReliaStar Life Insurance Company) and ReliaStar Life Insurance Company of New York (the "insurance companies") and sold with a prospectus describing the Policies and with a prospectus of the Fund. The insurance companies are affiliated with the Investment Adviser. The Fund has four different Portfolios, each with different investment objectives and strategies. The Portfolios are the: (1) Stock Portfolio; (2) Money Market Portfolio; (3) Bond Portfolio; and (4) Asset Allocation Portfolio. Because Policy owners may instruct the insurance companies which Portfolio(s) they want to use to fund their Policies, this prospectus gives you important information about the Portfolios which you should know about before investing. Please read this prospectus and keep it for future reference.

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                               THE STOCK PORTFOLIO

RISK/RETURN SUMMARY

INVESTMENT GOAL:

     The Stock Portfolio seeks intermediate and long-term growth of capital. Its secondary objective is to receive a reasonable level of income.

INVESTMENT FOCUS:

     U.S. Common Stocks with medium to large market capitalizations.

PRINCIPAL INVESTMENT STRATEGIES:

*    Identifying companies with above-average growth potential.

*    Investing primarily in common stocks.

* Investing at least 70% of total assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index).

* Potentially investing in companies with smaller or medium market capitalizations.

*    Investing primarily in domestic issuers.

*    Investing primarily in "value" stocks.

* Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS:

* STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

* ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

* FOREIGN EXPOSURE. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.

* CHANGES IN VALUES. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them. Loss of money is a risk. Values are not guaranteed.

* NOT GUARANTEED BY FDIC. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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                           THE MONEY MARKET PORTFOLIO

RISK/RETURN SUMMARY

INVESTMENT GOAL:

     Seeks as high a level of current income consistent with preservation of capital and liquidity.

INVESTMENT FOCUS:

     Short-term U.S. Government Securities and Money Market instruments.

PRINCIPAL INVESTMENT STRATEGIES:

     Purchasing U.S. Government Securities and U.S. dollar denominated high quality money market instruments rated A-1 by Standard & Poor's Ratings Group ("S&P") or P-1 by Moody's Investor Services, Inc. ("Moody's"), and repurchase agreements.

PRINCIPAL INVESTMENT RISKS:

*    INSOLVENCY RISK. Defaults in paying principal and/or interest by an issuer.

* INTEREST RATE CHANGES. Interest rate increases can cause the price of a U.S. Government or a money market security to decrease.

* FINANCIAL SERVICES EXPOSURE. Changes in government regulation or economic downturns can have a significant negative effect on issuers in the financial services sector.

* ISSUER-SPECIFIC CHANGES. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

* U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines in the securities due to changing interest rates. If an obligation, such as obligations issued by the Federal Home Loan Bank, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the United States have less credit risk.

* NOT GUARANTEED BY FDIC. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

                               THE BOND PORTFOLIO

RISK/RETURN SUMMARY

INVESTMENT GOAL:

     High level of income consistent with prudent risk and the preservation of capital.

INVESTMENT FOCUS:

     Investment grade bonds - rated in top four rating categories of either S&P or Moody's.

PRINCIPAL INVESTMENT STRATEGIES:

*    Investing in U.S. dollar-denominated investment-grade bonds.

* Managing the Portfolio to have similar overall interest rate risk to the Lehman Brothers Aggregate Bond Index.

*    Allocating assets across different market sectors and maturities.

* Analyzing a security's structural features, current pricing and trading opportunities, and the credit quality of its issuer to select investments.

PRINCIPAL INVESTMENT RISKS:

* INSOLVENCY RISK. Default in payment of principal and/or interest by an issuer.

* CREDIT RISK. A decline in the credit quality of an issuer can cause the price of a bond to decrease.

* INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

* FOREIGN EXPOSURE. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.

* PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change and less income is received due to prepayment in a lower interest rate environment.

* ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

* CHANGES IN VALUES. Values are not guaranteed. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

* NOT GUARANTEED BY FDIC. An investment in the Portfolio is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         THE ASSET ALLOCATION PORTFOLIO

RISK/RETURN SUMMARY

INVESTMENT GOAL:

     Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

INVESTMENT FOCUS:

     U.S. Common Stocks, investment grade bonds and money market instruments.

PRINCIPAL INVESTMENT STRATEGIES:

* Allocating the Portfolio's assets among stocks, bonds, and short-term money market instruments.

*    Adjusting allocation among asset classes.

*    Investing primarily in domestic issuers.

* Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.

*    Entering into repurchase agreements maturing in seven days or less.

PRINCIPAL INVESTMENT RISKS:

* STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

* INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

* INSOLVENCY RISK. Default in payment of principal and/or interest by an issuer.

* CREDIT RISK. A decline in the credit quality of an issuer can cause the price of its bond to decrease.

* FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

* PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change and less income if called in a lower interest rate environment.

* ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issues.

* CHANGED IN VALUES. Values are not guaranteed, you may lose money. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

* NOT GUARANTEED BY FDIC. An investment in the Portfolio is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                    PERFORMANCE INFORMATION FOR LAST 10 YEARS

     The bar charts and the performance information listed on the following pages illustrate the risks and volatility of investing in the Portfolios. The charts shows the changes in each Portfolio's performance from year to year for the past 10 calendar years. The additional information shows the highest and lowest returns for a quarter during those 10 years and compares its average annual returns for 1, 5 and 10 years to an index. How each Portfolio has performed in the past is not an indication of how it will perform in the future.

     The bar charts reflect the management fees and expenses of the Fund but the performance figures do not reflect charges assessed by the insurance company separate accounts. If such charges had been reflected, the returns would be less than those shown below. Performance assumes reinvestment of income and capital gain distributions.

                     PERFORMANCE OF THE STOCK PORTFOLIO (1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 17.55    5.69   10.53    2.76   31.92   22.90   25.06    6.00   30.08    -19.94


BEST AND WORST QUARTER DURING LAST 10 YEARS

            Best Quarter                              Worst Quarter
            ------------                              -------------
               30.04%                                    -23.84%

        Three months ended                         Three months ended
        December 31, 1999                          December 31, 2000

COMPARING RETURNS WITH THE S&P 500 INDEX

     This table compares the Stock Portfolio's average annual total returns for 1, 5 and 10 years ended December 31, 2000, to those of the S&P 500 Index.

                                        1 Year          5 Years         10 Years
                                        ------          -------         --------
Stock Portfolio                         -19.94           12.55            15.03
S&P 500 Index                            -9.11           18.33            17.44

INFORMATION ON THE S&P 500 INDEX

     The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets. Calculations of its performance assumes reinvestment of dividends. You cannot invest directly in the index. It does not have an investment adviser and does not pay any commissions or expenses. If it had expenses, its performance would be lower. In order to outperform the index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses.

----------
(1) Effective May 11, 2001, ING Pilgrim Investments, LLC will be the Fund's investment adviser. Prior to May 11, 2001, ING Pilgrim Investments, LLC served as the sub-adviser to the Stock Portfolio, and ReliaStar Investment Research, Inc. ("RIRI"), an affiliate of ING Pilgrim Investments, LLC, managed the Portfolio. Prior to October 1, 1999, the Stock Portfolio was managed by a different sub-adviser.

                  PERFORMANCE OF THE MONEY MARKET PORTFOLIO (1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999     2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----     ----
  5.00    3.00    2.00    4.00    5.00    5.00    5.00    5.00    5.00     5.59


BEST AND WORST QUARTER DURING LAST 10 YEARS

            Best Quarter                              Worst Quarter
            ------------                              -------------
               1.43%                                      0.49%

        Three months ended                         Three months ended
        September 30, 2000                           March 31, 1993

THE PORTFOLIO'S AVERAGE ANNUAL RETURNS

     This table provides information on the Portfolio's average annual total returns for 1, 5 and 10 years ended December 31, 2000:

                                        1 Year          5 Years         10 Years
                                        ------          -------         --------
Money Market Portfolio                   5.59%           5.09%            4.45%

THE PORTFOLIO'S SEVEN DAY YIELD

The Portfolio's 7-day yield, as of the end of December 31, 2000, was 5.71%.

----------
(1) Effective May 11, 2001, ING Pilgrim Investments, LLC will be the Fund's investment adviser. Prior to May 11, 2001, RIRI, an affiliate of ING Pilgrim Investments, LLC, managed the Portfolio.

                      PERFORMANCE OF THE BOND PORTFOLIO (1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 14.20    7.74   10.48   -3.72   18.07    2.70    7.09    4.30   -2.87    6.74


BEST AND WORST QUARTER DURING LAST 10 YEARS

            Best Quarter                           Worst Quarter
            ------------                           -------------
               6.58%                                   -1.96%

        Three months ended                      Three months ended
          June 30, 1995                           March 31, 1996

COMPARING RETURNS WITH THE LEHMAN BROTHERS AGGREGATE BOND INDEX

     This table compares the Portfolio's average annual total returns for 1, 5 and 10 years ended December 31, 2000 to those of the Lehman Brothers Aggregate Bond Index.

                                              1 Year       5 Years      10 Years
                                              ------       -------      --------
Bond Portfolio                                 6.74          3.77         6.52
Lehman Brothers Aggregate Bond Index          11.63          6.46         7.96

INFORMATION ON THE LEHMAN BROTHERS AGGREGATE BOND INDEX

     The Lehman Brothers Aggregate Bond Index is an unmanaged index that measures the performance of fixed income securities that are similar, but not identical, to those securities held in the Portfolio. You cannot invest directly in an index. It does not have an investment adviser and does not pay any commissions or expenses. If it had expenses, its performance would be lower. In order to outperform the index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses.

----------
(1) Effective May 11, 2001, ING Pilgrim Investments, LLC will be the Fund's investment adviser. Prior to May 11, 2001, RIRI, an affiliate of ING Pilgrim Investments, LLC, managed the Portfolio.

              PERFORMANCE ON THE ASSET ALLOCATION PORTFOLIO (1)(2)

   1991    1992    1993    1994    1995    1996    1997    1998    1999   2000
   ----    ----    ----    ----    ----    ----    ----    ----    ----   ----
  14.68    7.47   10.83   -1.33   25.15   12.44   16.62    5.51   15.10   -9.80


BEST AND WORST QUARTER DURING LAST 10 YEARS

            Best Quarter                              Worst Quarter
            ------------                              -------------
               16.00%                                    -14.48%

        Three months ended                         Three months ended
        December 31, 1999                          December 31, 2000

COMPARING RETURNS WITH THE S&P 500 AND LEHMAN INDICES

     This table compares the Portfolio's average annual total returns for 1, 5 and 10 years ended December 31, 2000 to those of the S&P 500 and Lehman Indices.

                                                1 Year      5 Years     10 Years
                                                ------      -------     --------
Asset Allocation Portfolio                      -9.80         7.91        10.44
S&P 500 Index                                   -9.11        18.33        17.44
Lehman Brothers Aggregate Bond Index            11.63         6.46         7.96

INFORMATION ON THE S&P 500 AND LEHMAN INDICES

     The Standard and Poor's ("S&P") 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets. Calculations of its performance assumes reinvestment of dividends. The Lehman Brothers Aggregate Bond Index ("Lehman Bond Index") is an unmanaged index that measures the performance of fixed income securities that are similar, but not identical, to those securities held in the Portfolio.

     You cannot invest directly in either the S&P or the Lehman Bond Index. Neither has an investment adviser and neither pays any commissions or expenses. If an index had expenses, its performance would be lower. In order to outperform an index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses.

-----------
(1) Effective May 11, 2001, ING Pilgrim Investments, LLC will be the Fund's investment adviser. Prior to May 11, 2001, ING Pilgrim Investments, LLC served as the sub-adviser to the equity portion of the Asset Allocation Portfolio, and RIRI, an affiliate of ING Pilgrim Investments, LLC, managed the Portfolio.
(2) Prior to October 1, 1999, the equity portion of the Asset Allocation Portfolio was managed by a different sub-adviser.

           INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND
                      RELATED RISKS OF THE STOCK PORTFOLIO

     The information below is intended to provide detailed information on the Stock Portfolio's investment objectives, strategies used in seeking to achieve those objectives and the risks of investing in this Portfolio.

INVESTMENT OBJECTIVES

     The Stock Portfolio's primary objective is to achieve intermediate and long-term growth of capital. Its secondary objective is to receive a reasonable level of income.

PRINCIPAL INVESTMENT STRATEGIES

     The Stock Portfolio invests primarily in U.S. common stocks listed on national securities exchanges, and believed to offer above average growth potential. Under normal circumstances at least 70% of its assets will be invested in such common stocks and other equity securities. No more than 25% of the Portfolio's assets are invested in a single industry and no more than 5% may be invested in any single company. The investment managers of the Stock Portfolio are "value oriented" in their investment philosophy, which means they proceed from the premise that investment value and return can best be realized through buying companies with a low price relative to current earnings. This "bottom up" approach seeks to identify companies whose earnings growth suggests an increasing stream of future dividend income and whose share price is believed to be undervalued. Consistent with this investment philosophy, the Portfolio typically consists of large cap stocks with relatively low valuations and high current dividend yields.

     The Portfolio's investments are rotated among various market sectors based on the investment manager's research and view of the economy. The Portfolio may buy and sell securities frequently, resulting in portfolio turnover and higher transaction costs.

     From time to time the Portfolio will, on its common stock portfolio, write covered call options that are traded on a U. S. securities exchange or board of trade. It will do so when the Portfolio Manager believes the price of the stock will remain relatively stable, thus allowing the Fund to enjoy the premium income and enhance its return. (See "Options" under "Risk Factors and Special Considerations" in this prospectus.)

     This Portfolio will retain a flexible approach to the investment of funds and the Portfolio's composition may vary with the economic outlook. The Portfolio may invest in U.S. Government securities, commercial paper, and other money market instruments, including repurchase agreements maturing in seven days or less with Federal Reserve System banks or with dealers in U.S. Government Securities. When, in the judgment of the investment adviser, current cash needs or market or economic conditions warrant a temporary defensive position, the Portfolio may invest to a greater degree in such short-term U.S. Government securities, commercial paper, and other money market instruments. Taking temporary defensive positions may reduce the chances of the Portfolio achieving its investment objectives.

THE RISKS OF INVESTING

     Since the Stock Portfolio invests primarily in U.S. common stocks, its returns may, and probably will, vary. Your cash values and maybe the death benefit of your Policy will vary with the investment performance of the Portfolio(s) you select. Poor performance could result in the cash values in your insurance policy declining. Loss of money is a risk of investing in the Stock Portfolio. The Portfolio is intended as a long-term investment vehicle for variable life insurance policies and is not designed to provide policy owners with a means of speculating on short-term stock market movements. There is no assurance the investment objectives will be achieved. While the Portfolio may compare its performance returns, for benchmark purposes, to the performance returns of broad based indices such as the S&P 500, the Portfolio is not managed to replicate the securities contained in those indices, and may achieve returns less than those indices.

     In entering into a Repurchase Agreement, the Portfolio bears the risk of loss in the event the other party to the transaction defaults on its obligations. In such a case the Portfolio would be delayed, or prevented from, exercising its rights to dispose of the underlying securities, including the risk of possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

     Participation in the options market involves investment risks and transaction costs, which the Portfolio would not be subject to if it didn't use this strategy. If its predictions of price movement are inaccurate, the Portfolio might be in a worse position than if the strategy were not used. Neither the Fund, the investments of the Stock Portfolio, the Policies' cash values, nor its death benefit are guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

           INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND
                   RELATED RISKS OF THE MONEY MARKET PORTFOLIO

     The information below is intended to provide detailed information on the Money Market Portfolio's investment objectives, strategies used in seeking to achieve those objectives and the risks of investing in this Portfolio.

INVESTMENT OBJECTIVE

     The Money Market Portfolio's primary objective is to seek maximum current income consistent with the preservation of capital and the maintenance of liquidity by investing in "money market" instruments meeting specified quality standards.

PRINCIPAL INVESTMENT STRATEGIES

     The Money Market Portfolio may invest only in high-quality instruments with a maturity or remaining maturity of 12 months or less from the date of purchase, and may include the following: U.S. Government securities; commercial paper maturing in nine months or less from the date of purchase if rated A-1 by S&P or Prime-1 by Moody's, or debt obligations rated at least AA by S&P or at least Aa by Moody's, repurchase agreements maturing in seven days or less with Federal Reserve System banks or with dealers in U.S. Government securities; and negotiable certificates of deposit, bankers' acceptances, fixed-time deposits, and other obligations of federally chartered domestic banks, savings banks, or savings and loan associations having total assets of $1 billion or more.

     The Portfolio will not invest in any fixed-time deposit maturing in more than 7 days if, as a result, more than 10% of the value of its total assets would be invested in such fixed-time deposits and other illiquid securities. The Portfolio may also invest in fixed-time or other deposits with a state-chartered bank that acts as custodian to the Fund, provided that any such bank has total assets of $2 billion or more. The Portfolio may also purchase obligations that mature in 12 months or less from the date of purchase if the obligation is accompanied by a guarantee of principal and interest provided that the guarantee is that of a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Portfolio. The Portfolio is required to maintain an average weighted maturity of not more than 90 days and invest exclusively in securities that mature within 397 days. All investments by the Portfolio are limited to United States dollar-denominated investments. The

Portfolio may not invest more than 25% of its total assets in securities of any one particular industry nor invest more than 5% of its assets in any one issuer, except that these restrictions do not apply to investments in U.S. Government securities and the 25% limit does not apply to the Money Market Portfolio for securities or obligations issued by U.S. banks.

THE RISKS OF INVESTING

     Since the Money Market Portfolio invests primarily in Money Market instruments, one risk is a default by an issuer and its loss to the Portfolio of principal and/or interest payments. An additional risk is the Portfolio not maintaining a value of $1.00 per share. When interest rates decline, the performance return for this Portfolio will decline. In that environment your net performance return may be relatively small. There is no assurance the investment objectives will be achieved.

     In entering into a Repurchase Agreement, the Portfolio bears the risk of loss in the event the other party to the transaction defaults on its obligations. In such a case the Portfolio would be delayed, or prevented from, exercising its rights to dispose of the underlying securities, including the risk of possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

     Neither the Fund nor the investments of the Money Market Portfolio are guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

           INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND
                       RELATED RISKS OF THE BOND PORTFOLIO

     The information below is intended to provide detailed information on the Bond Portfolio's investment objectives, strategies used in seeking to achieve those objectives and the risks of investing in this Portfolio.

INVESTMENT OBJECTIVES

     The Bond Portfolio's primary objective is to provide a high level of income consistent with prudent investment risk by investing primarily in investment-grade intermediate to long-term corporate bonds and other debt securities. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its principal objective.

PRINCIPAL INVESTMENT STRATEGIES

     To achieve its objective, the Portfolio invests primarily in securities rated in the top four rating categories of either S&P (AAA, AA, A, and BBB) or Moody's (Aaa, Aa, A, and Baa) or, if not rated, of equivalent quality in the judgment of the Adviser. The Portfolio may also invest in U.S. Government securities, commercial paper, certificates of deposit, and other money market instruments including repurchase agreements maturing in seven days or less with Federal Reserve System banks or with dealers in U.S. Government. The Portfolio will not invest in common stocks, rights, or other equity securities.

     Generally turnover rates have been relatively low but on occasion, the Portfolio has bought and sold securities frequently resulting in portfolio turnover and higher transaction costs.

     The weighted average maturity of the securities in the Portfolio will vary from time to time depending upon the judgment of the Adviser as to prevailing conditions in the economy and the securities markets and the prospects for interest rate changes among different categories of fixed-income securities. Under normal circumstances, more than 80% of the Portfolio's assets will be invested in fixed-income securities, including convertible and non-convertible debt securities.

THE RISKS OF INVESTING

     Since shares of the Portfolio normally represent an investment primarily in debt securities with market prices that may vary, the value of the Portfolio's shares will vary as the aggregate value of the Portfolio's investments increases or decreases. Although the Portfolio will invest only in investment-grade debt securities, the market price of the Portfolio's securities will likely be affected by changes in interest rates since the market value of debt obligations may be expected to rise and fall inversely with interest rates generally. As interest rates rise, the market value of fixed-income securities will likely fall, adversely affecting the value of the Portfolio. Debt obligations with longer maturities that typically provide the best yield will subject the Portfolio to relatively greater price fluctuations than shorter-term obligations. The Portfolio is intended as a long-term investment vehicle for variable life insurance policies. However, there is no assurance the investment objectives will be achieved. While the Portfolio may compare its performance returns, for benchmark purposes, to the performance returns of broad based indices such as the Lehman Brothers Aggregate Bond Index, the Portfolio is not managed to replicate the securities contained in those indices, and may achieve returns less than those indices.

     In entering into a Repurchase Agreement, the Portfolio bears the risk of loss in the event the other party to the transaction defaults on its obligations. In such a case the Portfolio would be delayed, or prevented from, exercising its rights to dispose of the underlying securities, including the risk of possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

     Neither the Fund nor the investments of the Portfolio are guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

           INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND
                 RELATED RISKS OF THE ASSET ALLOCATION PORTFOLIO

     The information below is intended to provide detailed information on the Portfolio's investment objectives, strategies used in seeking to achieve those objectives and the risks of investing in this Portfolio.

INVESTMENT OBJECTIVE

     The Portfolio's primary objective is to achieve high total return, consistent with prudent investment risk by investing in common stocks and other equity securities, investment grade intermediate to long-term debt obligations and high quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio allocates its assets into three broad categories: (1) U.S. common stocks and other equity securities believed to offer above average growth potential; (2) intermediate to long-term investment grade bonds; and (3) high quality money market instruments. Under normal circumstances at least 30% of its assets will be invested in common stocks and other equity securities, at least 20% in investment grade bonds and the remainder in money market instruments. With certain exceptions for money market investments, no more than 25% of the assets of the Portfolio are invested in a single industry and no more than 5% may be invested in any single company. The Portfolio Managers of the stock portion of the Portfolio are "value oriented" in their investment philosophy, which means they proceed from the premise that investment value and return can best be realized through buying companies with a low price relative to current earnings. This "bottom up" approach seeks to identify companies whose earnings growth suggests an increasing stream of future dividend income and whose share price is believed to be undervalued. Consistent with this investment philosophy, the stock portion of the Portfolio typically consists of large cap stocks with low valuations and relatively high current dividend yields.

     The equity investments are rotated among various market sectors based on its portfolio manager's research and view of the economy. The Portfolio may buy and sell equity securities frequently, resulting in portfolio turnover and higher transaction costs.

     From time to time the equity portion of the Portfolio will, on its common stock portfolio, write covered call options that are traded on a U. S. securities exchange or board of trade. It will do so when the portfolio manager believes the price of the stock will remain relatively stable, thus allowing the Fund to enjoy the premium income and enhance its return. (See "Options" under "Risk Factors and Special Considerations" in this prospectus.)

     The bond portion of the Portfolio invests primarily in securities rated in the top four rating categories of either S&P (AAA, AA, A, and BBB) or Moody's (Aaa, Aa, A, and Baa) or, if not rated, of equivalent quality in the judgment of the Adviser. This Portfolio will retain a flexible approach to the investment of funds and the portfolio composition may vary with the economic outlook. The Portfolio may invest U.S. Governmental securities, commercial paper, and other money market instruments, including repurchase agreements maturing in seven days or less. When, in the judgment of the Adviser, current cash needs or market or economic conditions warrant a temporary defensive position, the Portfolio may invest to a greater degree in short-term U.S. Government securities, commercial paper, and other money market instruments. Taking temporary defensive positions may reduce the chances of the Portfolio achieving its investment objectives.

     The Money Market portion of the Portfolio may invest only in high-quality instruments with a maturity or remaining maturity of 12 months or less from the date of purchase, and may include the following: U.S. Government securities; commercial paper maturing in nine months or less from the date of purchase if rated A-1 by S&P or Prime-1 by Moody's, or debt obligations rated at least AA by S&P or at least Aa by Moody's. The Portfolio may also invest in repurchase agreements maturing in seven days or less with Federal Reserve System banks or with dealers in U.S. Government securities; and negotiable certificates of deposit, bankers' acceptances, fixed-time deposits, and other obligations of federally chartered domestic banks, savings banks, or savings and loan associations having total assets of $1 billion or more.

THE RISKS OF INVESTING

     Since the Portfolio invests in U.S. common stocks, investment grade bonds and Money Market instruments, its returns may, and probably will, vary. Your cash values and maybe the death benefit of your Policy will vary with the investment performance of the Portfolio(s) you select. Poor investment performance may result in the cash values in your insurance Policy declining. Loss of money is a risk of investing in the Portfolio. There is no assurance the Portfolio's investment objectives will be achieved. While the Portfolio may compare its performance returns, for benchmark purposes, to the performance returns of broad based indices such as the S&P 500 Index and the Lehman Brothers Aggregate Bond Index ("Lehman Index"), the Portfolio is not managed to replicate the securities contained in those indices, and may achieve returns lower than those of the indices.

     In entering into a Repurchase Agreement, the Portfolio bears the risk of loss in the event the other party to the transaction defaults on its obligations. In such a case the Portfolio would be delayed, or prevented from, exercising its rights to dispose of the underlying securities, including the risk of possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

     Participation in the options market involves investment risks and transaction costs which the Portfolio would not be subject to if it did not use this strategy. If its predictions of price movement are inaccurate, the Portfolio might be in a worse position than if the strategy were not used.

     Neither the Fund, the investments of the Portfolio, the Policies' cash values, nor the death benefit are guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

                           GENERAL PORTFOLIO POLICIES

DIVERSIFICATION

     Each Portfolio operates as a "diversified" fund. In addition, each Portfolio intends to conduct its operations so that it will comply with diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and qualify as a "regulated investment company." In order to qualify as a regulated investment company, each Portfolio must limit its investments so that at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer. The Code requires that not more than 25% in value of each Portfolio's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year. These restrictions do not apply to investments in U.S. government securities. The 25% limit does not apply to the Money Market Portfolio or the Bond Portfolio for securities or obligations issued by U.S. Banks.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

     The following risk factors are applicable to all Portfolios:

GENERALLY

     The value of a Portfolio's investments, and as a result the net asset value of the Portfolio shares, will fluctuate in response to changes in the market and economic conditions as well as the financial condition and prospects of issuers in which the Portfolio invests. Because of the risks associated with the Fund's investments, the Fund is intended as a long term investment vehicle for Variable Life Insurance Policies and is not designed to provide policyholders with a means of speculating on short-term stock or bond market movements. While the Fund may compare its total returns for benchmarking purposes to the total returns of broad based securities indices (such as the S&P 500), the Fund is not managed to replicate the securities contained in such indices and therefore may achieve returns which are less than such indices.

     INVESTMENTS IN FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolios, including the withholding of dividends.

     CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of a Portfolio's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

     One measure of risk for fixed income securities is duration. Duration is one of the tools used by a Portfolio Manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

     U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risk, particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

     CONVERTIBLE SECURITIES. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Portfolio may be required to redeem or convert a convertible security before the holder would otherwise choose.

     REPURCHASE AGREEMENTS. In entering into a repurchase agreement, the Portfolio bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed, or prevented from, exercising its rights to dispose of the underlying securities, including the risk of possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

     TEMPORARY DEFENSIVE STRATEGIES. When the Adviser to a Portfolio anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Portfolio invests defensively, it likely will not achieve its investment objective.

     The following risk factor is applicable to the Stock and Asset Allocation
Portfolios:

     OPTIONS. Participation in the options market involves investment risks and transaction costs to which the Portfolio would not be subject, absent the use of this strategy. If predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Portfolio may leave it in a worse position than if such strategy was not used. Risks inherent in the use of options include: (a) dependency on the ability of the Portfolio Manager, as the case may be, to predict correctly movements in the direction of interest rates and securities prices; (b) imperfect correlation between the price of options and movements in the prices of the securities; (c) the fact that the skills needed to use these strategies are unique to this investment technique; and (d) the possible need to defer closing out certain positions.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISERS

     Currently, RIRI (formerly, Washington Square Advisers, Inc.), 100 Washington Avenue, Minneapolis, MN, 55401, an affiliate of the insurance companies issuing the Policies, serves as the investment adviser to the Fund's four Portfolios and is responsible for the day-to-day management of the Money Market and Bond Portfolios, and the non-equity portion of the Asset Allocation Portfolio and other business affairs. ING Pilgrim Investments, LLC ("ING Pilgrim" or "ING Pilgrim Investments") serves as a sub-adviser to the Stock Portfolio and the equity portion of the Asset Allocation Portfolio.

     Effective May 11, 2001, ING Pilgrim Investments will serve as the investment adviser to each of the Portfolios. ING Pilgrim will have overall responsibility for the management of the Portfolios. ING Pilgrim will provide or oversee all investment advisory and portfolio management services for each Portfolio, and assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

     Organized in December 1994, ING Pilgrim is registered as an investment adviser. ING Pilgrim is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

     As of March 31, 2001, ING Pilgrim managed over $17.8 billion in assets.

     ING Pilgrim's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

     The investment adviser furnishes continuous advice and recommendations concerning the Portfolios' non-equity investments. It also furnishes certain administrative, compliance, legal and accounting services for the Fund, and it or its affiliated companies may be reimbursed by the Fund for its costs (up to a cap of 0.65% of Portfolio's average daily net assets) in providing those services. In addition, employees of companies affiliated with the investment adviser serve as officers of the Fund, and these companies provide office space for the Fund and pay the salaries, fees and expenses of certain Fund officers.

     Under its Investment Advisory Agreement, the investment adviser is compensated for its services at a quarterly fee based on an annual percentage of the average daily net assets of each Portfolio. For each Portfolio, the Fund pays the investment adviser a fee at a maximum annual rate based on the following schedule:

     * 0.50% of the first $100 million of the average daily net assets of the Portfolio

     * 0.45% of the average daily net assets of the Portfolio in excess of $100 million.

     The table below shows the aggregate annual advisory fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets. *

                Portfolio                          Advisory Fee
                ---------                          ------------
                Stock Portfolio                        0.25%
                Money Market Portfolio                 0.25%
                Bond Portfolio                         0.25%
                Asset Portfolio                        0.25%

----------
* The Policies contain a contractual provision limiting the annual amount Policyholders can be charged for management fees to 0.25%. Any management fees above that amount are paid by the insurance companies. If this limit, which is contractual, was not available, the management fees paid by the Portfolios would have been: Stock, 0.50%; Money Market, 0.50%; Bond, 0.50%; and Asset Allocation, 0.50%.

PORTFOLIO MANAGERS

     Mary Lisanti, Executive Vice President and Chief Investment Officer - Domestic Equities of ING Pilgrim Investments, has been responsible for the day-to-day management of the Stock Portfolio and the equity portion of the Asset Allocation Portfolio since October 1, 1999. Before joining ING Pilgrim Investments in 1999, Ms. Lisanti was Executive Vice President and Chief Executive Officer - Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim Investments. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.

     Since November 2, 2000, Denis P. Jamison has been responsible for the day-to-day management of the Money Market Portfolio and that portion of the Asset Allocation Portfolio which invests in money market assets. Mr. Jamison serves as Senior Vice President and Senior Portfolio Manager of ING Pilgrim Investments and RIRI. Prior to July 2000, he was a Senior Vice President at Lexington Management Corporation (which was acquired by ING Pilgrim Investments' parent company in July 2000). He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

     Since December 1, 2000, Robert K. Kinsey has been responsible for the day-to-day management of the Bond Portfolio and that portion of the Asset Allocation Portfolio which invests in bonds. Mr. Kinsey is a Vice President of ING Pilgrim Investments and RIRI. Prior to joining ING Pilgrim Investments, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to March 1999. From July 1992 to January 1995, Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.

PRIVACY POLICY

     You may review the Fund's policy over the internet at www.pilgrimfunds.com, or you may obtain a copy of the policy by calling (800) 992-0180 and selecting Option 1.

                                 OTHER EXPENSES

     The Fund bears all costs of its operations. Such costs include fees to the investment adviser, shareholder servicing costs, trustees' fees and expenses, legal, accounting services, auditing fees, custodian fees, printing and supplies, registration fees, and others. Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio. In 2000, 1999, and 1998, the Fund paid $336,507, $271,170, and
$206,668 respectively, for these services.

                                 TOTAL EXPENSES

     In 2000, the management fee (computed on an annualized basis as a percentage of the average daily net asset value of each Portfolio) and the total operating expenses as a percentage of average daily net assets of each Portfolio were as follows:

                                                         Total Expenses
        Portfolio               Management Fee*    (Including Management Fees)**
        ---------               ---------------    ---------------------------
   Stock Portfolio                   0.25%                   0.62%
   Money Market Portfolio            0.25%                   0.90%
   Bond Portfolio                    0.25%                   0.90%
   Asset Allocation Portfolio        0.25%                   0.90%

----------
* The Policies contain a contractual provision limiting the annual amount Policyholders can be charged for management fees to 0.25%. Any management fees above that amount are paid by the insurance companies. If this limit, which is contractual, was not available, the management fees paid by the Portfolios would have been: Stock, 0.50%; Money Market, 0.50%; Bond, 0.50%; and Asset Allocation, 0.50%.
** ING Pilgrim has voluntarily waived some of the Fund's other expenses (except Stock Portfolio). Absent these voluntary waivers and the waiver of the management fee, Total Expenses paid by the Funds would have been:
     Stock, 0.87%; Money Market, 1.34%; Bond, 1.83%; and Asset Allocation,
     1.18%.

                           PRICING OF PORTFOLIO SHARES

     The price of Portfolio shares is based on the Portfolio's net asset value ("NAV"). All purchases, redemptions and exchanges will be processed at the NAV next calculated after a request is received and accepted by the Portfolio. The Portfolio's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern Standard time) each day that the NYSE is open. The NAV of Portfolio shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). In order to receive a day's price, the order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days of the date of acquisition are valued at amortized cost, which approximates market value.

                             DISTRIBUTIONS AND TAXES

     To avoid taxation, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments annually. The Fund's income from dividends and interest and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

     As a contract owner invested in a Portfolio, you are entitled to a share of the income and capital gains that the Portfolio distributes. The amount you receive is based on the number of shares you own.

                              FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on a direct investment in the Portfolio (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product.

     The information for the year ended December 31, 2000 has been audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available on request at no charge, by calling 1-800-992-0180. The information for the prior years was audited by another firm.

                               USLICO SERIES FUND
                                 STOCK PORTFOLIO

                              FINANCIAL HIGHLIGHTS
                         For the Year Ended December 31

FINANCIAL HIGHLIGHTS (PER SHARE)                2000               1999             1998            1997             1996
                                            -----------        -----------      -----------      -----------      -----------
Net asset value, beginning of year          $     16.06        $     13.64      $     13.50      $     13.25      $     12.62
Income (loss) from investment operations:
  Net investment income (loss)                    (0.02)              0.12             0.20             0.27             0.34
  Net realized and unrealized gains
    (losses) on investments                       (3.18)              3.93             0.62             3.05             2.55
                                            -----------        -----------      -----------      -----------      -----------
Total from investment operations                  (3.20)              4.05             0.82             3.32             2.89
Distributions:
  Distribution of net investment income              --              (0.13)           (0.20)           (0.27)           (0.33)
  Distribution of realized capital gains          (0.44)             (1.50)           (0.48)           (2.80)           (1.93)
                                            -----------        -----------      -----------      -----------      -----------
  Net asset value, end of year              $     12.42        $     16.06      $     13.64      $     13.50      $     13.25
                                            ===========        ===========      ===========      ===========      ===========
Total return                                     (19.94)%(1)         30.08%            6.00%           25.06%           22.90%

RATIOS/SUPPLEMENT DATA
Net assets, end of year                     $26,512,835        $34,492,899      $27,774,017      $27,291,645      $23,558,091
Ratio of expenses to average net assets
  after reimbursement                              0.62%              0.90%            0.75%            0.73%            0.75%
Ratio of expenses to average net assets
  prior to reimbursement                           0.87%              1.15%            1.00%            0.98%            1.00%
Ratio of net investment income (loss) to
  average net assets                              (0.11)%             0.84%            1.49%            1.87%            2.50%
Portfolio turnover rate                          365.49%            305.87%          172.22%           88.55%           79.17%

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.

                               USLICO SERIES FUND
                             MONEY MARKET PORTFOLIO

                              FINANCIAL HIGHLIGHTS
                         For the Year Ended December 31

FINANCIAL HIGHLIGHTS (PER SHARE)                 2000            1999            1998            1997            1996
                                              ----------      ----------      ----------      ----------      ----------
Net asset value, beginning of year            $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
Income from investment operations:
  Net investment income                             0.05            0.04            0.05            0.05            0.05
  Net realized and unrealized gains
    (losses) on investments                           --              --              --              --              --
                                              ----------      ----------      ----------      ----------      ----------
Total from investment operations                    0.05            0.04            0.05            0.05            0.05
Distributions:
  Distribution of net investment income            (0.05)          (0.04)          (0.05)          (0.05)          (0.05)
  Distribution of realized capital gains              --              --              --              --              --
                                              ----------      ----------      ----------      ----------      ----------
  Net asset value, end of year                $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
                                              ==========      ==========      ==========      ==========      ==========
Total return                                        5.59%(1)        5.00%           5.00%           5.00%           5.00%

RATIOS/SUPPLEMENT DATA
Net assets, end of year                       $6,330,677      $6,057,717      $5,963,727      $5,784,312      $5,979,861
Ratio of expenses to average net assets
  after reimbursement                               0.90%           0.90%           0.75%           0.75%           0.75%
Ratios of expenses to average net assets
  prior to reimbursement                            1.34%           1.15%           1.00%           1.00%           1.00%
Ratio of net investment income to
  average net assets                                5.45%           4.27%           4.79%           4.88%           4.77%
Portfolio turnover rate                              N/A             N/A             N/A             N/A             N/A

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.

                               USLICO SERIES FUND
                                 BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS
                         For the Year Ended December 31

FINANCIAL HIGHLIGHTS (PER SHARE)               2000            1999            1998            1997            1996
                                            ----------      ----------      ----------      ----------      ----------
Net asset value, beginning of year          $     9.01      $     9.74      $    10.00      $    10.02      $    10.38
Income (loss) from investment operations:
  Net investment income                           0.40            0.46            0.55            0.59            0.64
  Net realized and unrealized gains
    (losses) on investments                       0.20           (0.73)          (0.13)           0.12           (0.36)
                                            ----------      ----------      ----------      ----------      ----------
Total from investment operations                  0.60           (0.27)           0.42            0.71            0.28
Distributions:
Distribution of net investment income            (0.40)          (0.46)          (0.55)          (0.59)          (0.64)
Distribution of realized capital gains              --              --           (0.13)          (0.14)             --
                                            ----------      ----------      ----------      ----------      ----------
Net asset value, end of year                $     9.21      $     9.01      $     9.74      $    10.00      $    10.02
                                            ==========      ==========      ==========      ==========      ==========
Total return                                      6.74%(1)       (2.87)%          4.30%           7.09%           2.70%

RATIOS/SUPPLEMENT DATA
Net assets, end of year                     $2,880,767      $2,765,136      $2,831,882      $2,802,374      $2,783,385
Ratio of expenses to average net assets
  after reimbursement                             0.90%           0.90%           0.75%           0.75%           0.75%
Ratio of expenses to average net assets
  prior to reimbursement                          1.83%           1.15%           1.00%           1.00%           1.00%
Ratio of net investment income to
   average net assets                             4.30%           4.88%           5.50%           5.88%           6.45%
Portfolio turnover rate                          49.27%          45.74%          90.97%         117.24%          47.37%

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.

                               USLICO SERIES FUND
                           ASSET ALLOCATION PORTFOLIO

                              FINANCIAL HIGHLIGHTS
                         For the Year Ended December 31

FINANCIAL HIGHLIGHTS (PER SHARE)               2000              1999             1998             1997             1996
                                            -----------       -----------      -----------      -----------      -----------
Net asset value, beginning of year          $     12.68       $     11.92      $     11.98      $     11.85      $     11.82
Income (loss) from investment operations:
  Net investment income                            0.18              0.31             0.39             0.46             0.53
  Net realized and unrealized gains
    (losses) on investments                       (1.41)             1.48             0.27             1.51             0.94
                                            -----------       -----------      -----------      -----------      -----------
Total from investment operations                  (1.23)             1.79             0.66             1.97             1.47
Distributions:
  Distribution of net investment income           (0.18)            (0.31)           (0.39)           (0.46)           (0.53)
  Distribution of realized capital gains          (0.23)            (0.72)           (0.33)           (1.38)           (0.91)
                                            -----------       -----------      -----------      -----------      -----------
  Net asset value, end of year              $     11.04       $     12.68      $     11.92      $     11.98      $     11.85
                                            ===========       ===========      ===========      ===========      ===========
Total return                                      (9.80)%(1)        15.10%            5.51%           16.62%           12.44%

RATIOS/SUPPLEMENT DATA
Net assets, end of year                     $15,591,247       $18,179,732      $16,335,368      $15,900,094      $14,614,568
Ratio of expenses to average net assets
  after reimbursement                              0.90%             0.90%            0.75%            0.74%            0.75%
Ratio of expenses to average net assets
  prior to reimbursement                           1.18%             1.15%            1.00%            0.99%            1.00%
Ratio of net investment income to
  average net assets                               1.44%             2.58%            3.19%            3.68%            4.39%
Portfolio turnover rate                          242.78%           227.49%          135.68%          104.30%           61.98%

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.

FOR MORE INFORMATION

If you would like more information about the USLICO Series Fund and its four Portfolios, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORT TO POLICY OWNERS

Additional information about the Fund's investments, including a list of its Portfolios' holdings, is available in the Fund's Annual and Semi-Annual reports to Policy owners, which are incorporated herein by reference. In the Fund's Annual report, you will find, except for the Money Market Portfolio, a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund and is incorporated herein by reference.

To receive a free copy of the latest Annual or Semi-Annual report or the SAI, or to request additional information or make inquiries about the Fund, please contact us as follows:

USLICO Series Fund c/o Pilgrim Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034

1-800-992-0180

This information may also be reviewed or obtained from the U.S. Securities and Exchange Commission (SEC). In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov.

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

File number 811-05451

USLPROS050101-050101

                               USLICO SERIES FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2001


     USLICO Series Fund (the "Fund") is an open-end, diversified management investment company consisting of four separate investment Portfolios: the Stock Portfolio; the Money Market Portfolio; the Bond Portfolio; and the Asset Allocation Portfolio.

     The Statement of Additional Information is intended to supplement the information provided to investors in the Prospectus dated May 1, 2001, of the USLICO Series Fund, and has been filed with the Securities and Exchange Commission as part of the Fund's Registration Statement. This Statement of Additional Information is not itself a prospectus and should be read carefully in conjunction with the Fund's Prospectus and retained for future reference. The contents of this Statement of Additional Information are incorporated by reference in the Prospectus in their entirety. In addition, the financial statements from the Annual Report dated December 31, 2000, are incorporated herein by reference. A copy of the Prospectus may be obtained free of charge from the Fund at the address and telephone number listed below.

                               USLICO Series Fund
                                c/o Pilgrim Funds
                         7337 East Doubletree Ranch Road
                            Scottsdale, AZ 85258-2034
                                 (800) 992-0180

                                TABLE OF CONTENTS

TABLE OF CONTENTS...........................................................   2
INTRODUCTION................................................................   3
GENERAL INFORMATION.........................................................   3
INVESTMENT RESTRICTIONS.....................................................   3
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES.........................   5
   Mortgage-Related Securities..............................................   5
   Bank Obligations.........................................................   6
   Corporate Debt Securities................................................   6
   Commercial Paper.........................................................   6
   Repurchase Agreements....................................................   6
   Options..................................................................   7
   Risks Associated With Call Options On Securities.........................   8
   Temporary Defensive Policy...............................................   8
MANAGEMENT OF THE FUND......................................................   9
   Trustees.................................................................   9
   Compensation Of Trustees.................................................  11
   Officers.................................................................  12
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................  13
THE INVESTMENT ADVISER AND SUB-ADVISER......................................  14
DISTRIBUTION OF FUND SHARES.................................................  15
    Suspension Of Redemptions...............................................  15
CUSTODIAN...................................................................  16
ADMINISTRATION AGREEMENT....................................................  16
LEGAL COUNSEL...............................................................  16
INDEPENDENT AUDITORS........................................................  16
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................  16
   Brokerage and Research Services..........................................  16
   Portfolio Turnover.......................................................  18
NET ASSET VALUE.............................................................  18
CALCULATION OF PERFORMANCE DATA.............................................  19
THE MONEY MARKET PORTFOLIO YIELD............................................  20
THE STOCK PORTFOLIO, THE BOND PORTFOLIO, AND THE ASSET
 ALLOCATION PORTFOLIO - AVERAGE ANNUAL TOTAL RETURN.........................  21
THE STOCK PORTFOLIO, THE BOND PORTFOLIO, THE ASSET
 ALLOCATION PORTFOLIO - CUMULATIVE TOTAL RETURN.............................  21
PERFORMANCE COMPARISONS.....................................................  22
TAXATION....................................................................  22
   Distributions............................................................  23
ADDITIONAL INFORMATION......................................................  23
   Shareholder Meetings.....................................................  23
   Liability................................................................  23
   Code of Ethics...........................................................  24
   Experts..................................................................  24
FINANCIAL STATEMENTS........................................................  24
APPENDIX A..................................................................  25
APPENDIX B..................................................................  27

                                  INTRODUCTION

     This Statement of Additional Information is designed to elaborate upon the discussion of certain securities and investment strategies which are described in the Prospectus. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund's securities and investment strategies.

     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated May 1, 2001, and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Statement of Additional Information does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of this Statement of Additional Information at any time shall not imply that there has been no change in the affairs of the Fund since the date hereof.

                               GENERAL INFORMATION

     The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940 and consists of four separate series ("Portfolios"), each of which has its own investment objectives and policies. The Fund was organized as a business trust under the laws of Massachusetts on January 19, 1988. On January 17, 1995, ReliaStar United Services Life Insurance Company (hereinafter "RUSL" and formerly known as "United Services Life Insurance Company") and ReliaStar Life Insurance Company of New York (herein after "RLNY" and formerly known as "ReliaStar Bankers Security Life Insurance Company" and "Bankers Security Life Insurance Society") became wholly-owned subsidiaries of ReliaStar Financial Corp. ("ReliaStar"), previously the NWNL Companies, Inc., an insurance holding company based in Minneapolis, Minnesota. On December 31, 1998, RUSL was merged into ReliaStar Life Insurance Company ("RL"). On September 1, 2000, ING Groep N.V. (NYSE: ING) ("ING Group") acquired ReliaStar. ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

     Shares of the Portfolios are sold only to separate accounts of RL and RLNY to serve as the investment medium for variable life insurance policies issued by these companies. Each Portfolio share outstanding represents a beneficial interest in the respective Portfolio and carries a par value of $.001. The Fund has an unlimited number of shares authorized. All shares are non-assessable and fully transfer when issued and paid for in accordance thereof. The Fund sends its contract holders annual audited financial statements and six-month unaudited financial statements.

                             INVESTMENT RESTRICTIONS

     Each Portfolio's investment objective, together with the investment restrictions set forth below, are fundamental policies of each Portfolio and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting shares of that Portfolio. The vote of a majority of the outstanding voting securities of a Portfolio means the vote at an annual or special meeting of (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding securities of such portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio, whichever is less.

     Unless otherwise stated, each of the following policies applies to each of the Portfolios. An existing Portfolio may not:

     1. Purchase securities on margin or make short sales;

     2. Invest more than 25% of its total assets in securities of any one particular industry nor invest more than 5% of its assets in any one issuer, except that these restrictions do not apply to investments in U.S. Government securities and the 25% limit does not apply to the Money Market or Bond Portfolios for securities or obligations issued by U.S. banks;

     3. Invest in more than 10% of any issuer's outstanding voting securities;

     4. Invest in securities of other investment companies;

     5. Participate in the underwriting of securities;

     6. Borrow, pledge, or hypothecate its assets, except that a Portfolio may borrow from banks for temporary purposes, but any such borrowing is limited to an amount equal to 25% of a Portfolio's net assets and a Portfolio will not purchase additional securities while borrowing funds in excess of 5% of that Portfolio's net assets;

     7. Invest for the purpose of exercising control over any company;

     8. Invest in commodities or commodity contracts;

     9. Purchase warrants, or write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof, except the Stock and Asset Allocation Portfolios may write covered call options as described in their sections;

     10. Make investments in real estate or mortgages except that a Portfolio may purchase readily marketable securities of companies holding real estate or interest therein, or in oil, gas, or development programs;

     11. Purchase securities having legal or contractual restrictions on resale;

     12. Make any loans of securities or cash, except that a Portfolio may, consistent with its investment objective and policies, (i) invest in debt obligations including bonds, debentures, or other debt securities, bank and other depository institution obligations, and commercial paper, even though the purchase of such obligations may be deemed the making of loans, and (ii) enter into repurchase agreements;

     13. Issue senior securities; and

     14. Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days or in portfolio securities that are not readily marketable.

                  ADDITIONAL INVESTMENT RESTRICTIONS APPLICABLE
                     TO THE MONEY MARKET AND BOND PORTFOLIOS

The Fund has adopted the following investment restrictions applicable only to the Money Market and Bond Portfolios under which such Portfolios may not do the following:

     I. Invest in common stocks or other equity securities; and

     II. Invest in securities of companies which, together with predecessor companies, have a record of less than five years continuous operations.

If a percentage restriction is adhered to at the time of an investment for any Portfolio, a later increase or decrease in percentage resulting from a change in the value of portfolio securities or the amount of the Portfolio's net assets will not be considered a violation of any of the foregoing restrictions.

               DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

MORTGAGE-RELATED SECURITIES

     The Bond and Asset Allocation Portfolios may invest in GNMA certificates and FNMA and FHLMC mortgage-backed obligations. Mortgage-related securities are interests in pools of mortgage loans made to residential homebuyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations.

     GNMA Certificates: GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans for which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

     FNMA and FHLMC Mortgage-Backed Obligations: Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"). FNMA, a federally-chartered and privately-owned corporation, issues pass-through securities representing interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of

Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.

BANK OBLIGATIONS

     Bank obligations in which all Portfolios may invest include certificates of deposit, bankers' acceptances and fixed time deposits.

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which are dependent upon the market conditions and the remaining maturity of obligations. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

     A Portfolio will not invest in any security issued by a commercial bank unless the bank is federally-chartered and has total assets of at least U.S. $1 billion, or the equivalent in other currencies. All Portfolios may invest in obligations of savings banks. A Portfolio will not invest in any security issued by a savings bank unless such institution is federally-chartered and has total assets of at least $1 billion.

CORPORATE DEBT SECURITIES

     All Portfolios may invest in corporate debt securities or obligations. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may also be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

COMMERCIAL PAPER

     All of the Portfolios may invest in commercial paper (including variable amount master demand notes) issued by U.S. corporations (1) that have the rating designated for the applicable Portfolio as described in the Prospectus, or (2) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest.

REPURCHASE AGREEMENTS

     All Portfolios may invest in repurchase agreements. If a Portfolio acquires securities from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of month (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflect an agreed upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

     Under the Investment Company Act of 1940 (the "1940 Act"), repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The adviser or subadviser, as the case may be, to a Portfolio will monitor the value of the underlying securities at the time a repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to the Portfolio. The adviser to a portfolio, in accordance with procedures established by the Board of Trustees, will also evaluate the creditworthiness and financial responsibility of the banks and broker-dealers with which the Portfolio enters into repurchase agreements.

     A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements together with any other securities which are not readily marketable, would exceed ten percent (10%) of the net assets of the Portfolio. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidation of the securities.

OPTIONS

     In pursuing their investment objectives, the Stock and Asset Allocation Portfolios may engage in the writing of call options on debt securities.

     Writing Options on Securities: The Portfolios may write (sell) call options on debt or other securities in standardized contracts traded on national securities exchanges or boards of trade.

     A call option on a security is a contract that gives the holder of the call, in return for a premium, the right to buy the underlying security from the writer of the option at a specified exercise price at any time during the term of the option. The writer of a call option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.

     A Portfolio may write call options only if they are "covered" or "secured". In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio.

     If an option written by a Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realized a capital loss equal to the premium paid.

     A Portfolio may purchase a call only in a "closing purchase transaction" to terminate its obligation on a call that it has written. Prior to the earlier of exercise or expiration of the call, an option may be closed out by an offsetting purchase of a call option of the same series (type, exchange, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase transaction can be effected when the Portfolio desires.

     A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. The principal factors affecting the market value of a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

     The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of the option is marked-to-market daily and is valued at the closing price on the exchange or board of trade on which it is traded, or, if no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH CALL OPTIONS ON SECURITIES

     There are several risks associated with writing call options on securities. For example, there are significant differences between the securities and option markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use a call option involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As a writer of a covered call option, a Portfolio foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option written by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

TEMPORARY DEFENSIVE POLICY

     Each Portfolio will retain a flexible approach to the investment of funds and the Portfolio's composition may vary with the economic outlook. The Portfolio may invest in U.S. Governmental securities, commercial paper, and other money market instruments, including repurchase agreements maturing in seven days or less. When, in the judgment of the investment manager, current cash needs or market or economic conditions warrant a temporary defensive position, the Portfolio may invest to a greater degree in such short-term U.S. Government securities, commercial paper, and other money market instruments. Taking temporary defensive positions may reduce the chances of the Portfolio achieving its investment objectives.

                             MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed under the direction of its Board of Trustees according to applicable laws of the Commonwealth of Massachusetts and the Fund's Declaration and Agreement of Trust.

TRUSTEES

     The Trustees of the Fund are listed below. An asterisk (*) has been placed next to the name of each Trustee who is an "interested person," as that term is defined in the 1940 Act, by virtue of that person's affiliation with the Fund's Investment Adviser, ING Pilgrim Investments, LLC ("ING Pilgrim Investments"). Unless otherwise noted, the mailing address of the Trustees is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034. The Board of Trustees governs the Fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance.

     Set forth below is information regarding the Trustees of the Fund. (Ms. Baldwin is not a Trustee of the Pilgrim Funds, but rather serves as a member of its Advisory Board.)

     MARY A. BALDWIN, PH.D. (Age 61) Advisory Board Member. Realtor, Coldwell Banker Success Realty (formerly, The Prudential Arizona Realty) for more than the last five years. Ms. Baldwin is also President, United States Olympic Committee (since December 2000), and was formerly Vice President (November 1996 - December 2000) and Treasurer (November 1992 - November
     1996), United States Olympic Committee. Ms. Baldwin is a member of the Advisory Board of each of the Funds managed by the Investment Adviser.

     PAUL S. DOHERTY. (Age 67) Trustee. President of Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys. Mr. Doherty was formerly a Director of Tambrands, Inc. (1993 - 1998). Mr. Doherty is also a Director and/or Trustee of each of the Funds managed by the Investment Adviser.

     ALAN L. GOSULE. (Age 60) Trustee. Partner of Clifford Chance Rogers & Wells, LLP, Attorneys (since 1991). Mr. Gosule is a Director of F.L. Putnam Investment Management Co., Inc, Simpson Housing Limited Partnership, Home Properties of New York, Inc. and Colonnade Partners. Mr. Gosule is also a Director and/or Trustee of each of the Funds managed by the Investment Adviser.

     WALTER H. MAY. (Age 64) Trustee. Retired. Mr. May was formerly Managing Director and Director of Marketing for Piper Jaffray, Inc., an investment banking/underwriting firm. Mr. May is also a Director and/or Trustee of each of the Funds managed by the Investment Adviser.

     *THOMAS J. MCINERNEY. (Age 44). Trustee. General Manager and Chief Executive Officer of ING U.S. Worksite Financial Services (since December
     2000). Mr. McInerney was formerly President of Aetna Financial Services (August 1997 - December 2000), head of National Accounts and Core Sales and Marketing for Aetna U.S. Healthcare (April 1996 - March 1997), head of Corporate Strategies for Aetna Inc. (July 1995 - April 1996), and held a variety of line and corporate staff positions since 1978. Mr. McInerney is a member of the Board National Commission on Retirement Policy, the Governor's Council on Economics Competitiveness and Technology of Connecticut, the Board of Directors of Connecticut Business & Industry

     Association, the Board of Trustees of the Bushnell, the Board for The Connecticut Forum, and the Board of the Metro Hartford Chamber of Commerce, and is Chairman of Concerned Citizens for Effective Government. Mr. McInerney is also a Director and/or Trustee of each of the Funds managed by the Investment Adviser.

     JOCK PATTON. (Age 55) Trustee. Private Investor. Director of Hypercom Corporation (since January 1999), and JDA Software Group, Inc. (since January 1999). Mr. Patton is, also, a Director of Buick of Scottsdale, Inc., National Airlines, Inc., BG Associates, Inc. , BK Entertainment, Inc., Arizona Rotorcraft, Inc. and Director and Chief Executive Officer of Rainbow Multimedia Group, Inc. Mr. Patton was formerly Director of Stuart Entertainment, Inc., Director of Artisoft, Inc. (August 1994 - July 1998); President and Co-owner of StockVal, Inc., a provider of securities analysis software and proprietary data (April 1993 - June 1997). Mr. Patton is also a Director, Trustee, or a member of the Advisory Board of each of the Funds managed by the Investment Adviser.

     DAVID W.C. PUTNAM. (Age 61) Trustee. President and Director of F.L. Putnam Securities Company, Inc. and affiliates (since 1978). Mr. Putnam is Director of Anchor Investment Trusts, the Principled Equity Market Trust, and Progressive Capital Accumulation Trust. Mr. Putnam was formerly Director of Trust Realty Corp. and Bow Ridge Mining Co. Mr. Putnam is also a Director and/or Trustee of each of the Funds managed by the Investment Adviser.

     BLAINE E. RIEKE. (Age 67). Trustee. General Partner of Huntington Partners, an investment partnership (1997 - present). Mr. Rieke was formerly Chairman and Chief Executive Officer of Firstar Trust Company (1973 - 1996). Mr. Rieke is also a Director of Morgan Chase Trust Company. Mr. Reike is also a Director and/or Trustee of each of the Funds managed by the Investment Adviser.

     *JOHN G. TURNER. (Age 61). Trustee. Trustee and Vice Chairman of ING Americas. Mr. Turner was formerly Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Co. (1993 - 2000), Chairman of ReliaStar United Services Life Insurance Company and ReliaStar Life Insurance Company of New York (1995 - 2000), Chairman of Northern Life Insurance Company (1992 - 2000), and Chairman and Director/Trustee of the Northstar affiliated investment companies (1993 - 2000). Mr. Turner was formerly Director of Northstar Investment Management Corporation and affiliates (1993 - 1999). Mr. Turner is also Chairman of each of the Funds managed by the Investment Adviser.

     RICHARD A. WEDEMEYER. (Age 65). Trustee. Vice President of The Channel Corporation, an importer of specialty alloy aluminum products (1996 - present). Mr. Wedemeyer was formerly Vice President of Performance Advantage, Inc., a provider of training and consultation services (1992 -
     1996), and Vice President, Operations and Administration, of Jim Henson Productions (1979 - 1997). Mr. Wedemeyer is a trustee of each of the ING Funds. Mr. Wedemeyer is also a Director and/or Trustee of each of the Funds managed by the Investment Adviser.

----------
* An "interested person" as defined in the 1940 Act, by virtue of his affiliation with the Fund, the Investment Adviser or any of its affiliates.

COMPENSATION OF TRUSTEES

     The regular meetings of the Board are held quarterly. All Officers and Interested Trustees of the Fund are compensated by ING Pilgrim Investments, LLC. Trustees who are not "interested persons" are paid by the Fund. The Fund also reimburses the Trustees for expenses incurred by them in connection with such meetings. The Trustees who are not "interested persons" received $2,500 per year payable on a quarterly basis. Such fees are allocated evenly among the Portfolios.

                               COMPENSATION TABLE
  (Unless otherwise indicated, the following are or were Trustees of the Fund.)



                                                      2000 Compensation                           Total Compensation From
                                   Aggregate        Pension or Retirement    Estimated Annual       Registrant and Fund
                                 Compensation        Benefits Accrued as      Benefits Upon       Complex Paid to Trustees
          Name                  From Registrant     Part of Fund Expense       Retirement           and Number of Boards
          ----                  ---------------     --------------------       ----------           --------------------
Mary A. Baldwin, Ph.D.(1)          $ 208.62                 N/A                    N/A                     $ 54,500
                                                                                                          (27 boards)
Al Burton(2)                       $ 231.58                 N/A                    N/A                     $ 60,500
                                                                                                          (27 boards)
Paul S. Doherty                    $ 206.71                 N/A                    N/A                     $ 54,000
                                                                                                          (27 boards)
Robert B. Goode, Jr.(2)            $ 229.67                 N/A                    N/A                     $ 60,000
                                                                                                          (27 boards)
Alan L. Gosule                     $ 229.67                 N/A                    N/A                     $ 60,000
                                                                                                          (27 boards)
Mark L. Lipson(3)                  $      0                 N/A                    N/A                     $      0
                                                                                                          (10 boards)
Walter H. May                      $ 225.85                 N/A                    N/A                     $ 59,000
                                                                                                          (27 boards)
Jock Patton                        $ 233.50                 N/A                    N/A                     $ 61,000
                                                                                                          (27 boards)
David W. C. Putnam                 $ 228.72                 N/A                    N/A                     $ 59,750
                                                                                                          (27 boards)
John R. Smith(2)                   $ 231.58                 N/A                    N/A                     $ 60,500
                                                                                                          (27 boards)
Robert W. Stallings(2)(4)          $      0                 N/A                    N/A                     $      0
                                                                                                          (27 boards)
John G. Turner(4)                  $      0                 N/A                    N/A                     $      0
                                                                                                          (27 boards)
David W. Wallace(2)                $ 231.58                 N/A                    N/A                     $ 60,500
                                                                                                          (27 boards)

--------
(1) Is not a Trustee of the Fund, but rather serves as a member of its Advisory Board.
(2)  Resigned as Trustee effective February 26, 2001.
(3)  Resigned as Trustee effective July 26, 2000.
(4) "Interested person," as defined in the Investment Company Act of 1940, of the Fund. Officers and Trustees who are "interested persons" do not receive any compensation from the Fund.

OFFICERS

     Unless otherwise noted, the mailing address of the officers is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. The following individuals serve as officers for the Fund:

JAMES M. HENNESSY, PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHIEF OPERATING OFFICER. (Age 52) President and Chief Executive Officer of each of the Pilgrim Funds (since February 2001), Chief Operating Officer of each of the Pilgrim Funds (since July 2000), Director of ING Pilgrim Group, ING Pilgrim Investments, ING Pilgrim Securities, Inc., ING Pilgrim Capital Corporation, LLC, ING Pilgrim Advisors, Inc., Lexington Funds Distributor, Inc., ING Pilgrim Quantitative Management, Inc., Express America T.C. Corporation, EAMC Liquidation Corp. (since December 2000), and President and Chief Executive Officer of ING Pilgrim Investments, ING Pilgrim Group, ING Pilgrim Capital Corporation, LLC, ING Pilgrim Advisors, Inc., Express America T.C. Corporation, EAMC Liquidation Corp. (since December 2000). Formerly Senior Executive Vice President (June 2000 - December 2000) and Secretary (April 1995 - December 2000), ING Pilgrim Capital Corporation, LLC, ING Pilgrim Group, ING Pilgrim Investments, ING Pilgrim Advisors, Inc., Express America T.C. Corporation, EAMC Liquidation Corp.; Senior Executive Vice President (July 2000 - February 2001) and Secretary (April 1995 - February 2001) of each of the Pilgrim Funds; Executive Vice President, Pilgrim Capital Corporation and its affiliates (May 1998 - June 2000) and Senior Vice President, Pilgrim Capital and its affiliates (April 1995 - April 1998).

STANLEY D. VYNER, EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER - FIXED INCOME AND INTERNATIONAL EQUITIES. (Age 50) Executive Vice President of most of the Pilgrim Funds (since July 1996). Formerly President and Chief Executive Officer of Pilgrim Investments (August 1996 - August 2000).

MARY LISANTI, EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER - DOMESTIC EQUITIES. (Age 44) Executive Vice President and Chief Investment
Adviser-Equities, ING Pilgrim Investments (since November 1999). Formerly Portfolio Manager, Strong Capital Management (September 1996 - May 1998); Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Banker Trust Corporation (March 1993 - August 1996).

MICHAEL J. ROLAND, SENIOR VICE PRESIDENT AND PRINCIPAL FINANCIAL OFFICER. (Age
42) Senior Vice President and Chief Financial Officer, ING Pilgrim Group, ING Pilgrim Investments and ING Pilgrim Securities (since June 1998); Senior Vice President and Principal Financial Officer of each of the other Pilgrim Funds. He served in same capacity from January 1995 - April 1997. Formerly Chief Financial Officer of Endeavor Group (April 1997 - June 1998).

ROBERT S. NAKA, SENIOR VICE PRESIDENT AND ASSISTANT SECRETARY. (Age 37) Senior Vice President, ING Pilgrim Investments (since November 1999) and ING Pilgrim Group (since August 1999). Senior Vice President and Assistant Secretary of each of the other Pilgrim Funds. Formerly Vice President, Pilgrim Investments (April 1997 - October 1999), ING Pilgrim Group (February 1997 - August 1999). Formerly Assistant Vice President, ING Pilgrim Group, Inc. (August 1995 - February 1997).

ROBYN L. ICHILOV, VICE PRESIDENT AND TREASURER. (Age 33) Vice President, ING Pilgrim Investments (since August 1997), Accounting Manager (since November
1995). Vice President and Treasurer of most of the Pilgrim Funds.

KIMBERLY A. ANDERSON, VICE PRESIDENT AND SECRETARY. (Age 36) Vice President of ING Pilgrim Group (since January 2001) and Vice President and Secretary of each of the Pilgrim Funds (since February 2001). Formerly Assistant Vice President and Assistant Secretary of each of the Pilgrim Funds (August 1999 - February
2001) and Assistant Vice President of ING Pilgrim Group (November 1999 - January
2001). Ms. Anderson has held various other positions with ING Pilgrim Group for more than the last five years.

DENIS P. JAMISON, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER. (Age 53) Senior Vice President and Senior Portfolio Manager, ING Pilgrim Investments (since July 2000); Senior Portfolio Manager, GNMA Income Fund (since July 1981). Formerly Senior Vice President, Lexington Management Corporation (which was acquired by ING Pilgrim Investments' parent company in July 2000) (December 1992
- July 2000).

ROBERT K. KINSEY, VICE PRESIDENT AND PORTFOLIO MANAGER. (Age 43) Vice President, ING Pilgrim Investments (since March 1999). Formerly Vice President and Fixed Income Sub-Adviser, Federated Investors (January 1995 - March 1999); Principal and Sub-Adviser, Harris Investment Management (July 1992 - January 1995).

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     On September 1, 2000, ING Groep N.V. (NYSE: ING) ("ING Group") acquired ReliaStar. ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees. On January 17, 1995, ReliaStar acquired USLICO. USLICO was a holding company with two primary subsidiaries: United Services Life Insurance Company (now merged into ReliaStar Life Insurance Company "RL"), of Arlington, Virginia, and Bankers Security Life Insurance Society (now known as ReliaStar Life Insurance Company of New York or "RLNY"), of Woodbury, New York.

     USLICO Series Fund (the "Fund"), consisting of four distinct Portfolios, is an investment vehicle for certain separate accounts of RL and RLNY. At the present time, shares of the Fund are sold exclusively to RL and RLNY. The shares serve as the investment medium for variable life insurance policies issued by these companies.

     Beneficial owners of more than 25% of the Fund's outstanding securities as of March 30, 2001 were: ReliaStar United Services Variable Life Separate Account I and ReliaStar Life Insurance Company of New York Variable Life Separate Account I. For this purpose "control" means: (i) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (ii) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (iii) an adjudication under the terms and conditions of the 1940 Act, which has become final, that control exists.

     As of March 30, 2001, no person owned of record or was known by the Fund to own beneficially 5% or more of any Portfolio's outstanding equity securities, except that ReliaStar United Services Variable Life Separate Account I, a separate account of RL, 4601 N. Fairfax Drive, Arlington, VA 22201, owned 56.30% of the Stock Portfolio, 15.78% of the Money Market Portfolio, 57.06% of the Bond Portfolio and 61.98% of the Asset Allocation Portfolio; and ReliaStar Life Insurance Company of New York Variable Life Separate Account I, a separate account RLNY, 1000 Woodbury Road, Woodbury, NY 11797, owned 43.70% of the Stock Portfolio, 84.22% of the Money Market Portfolio, 42.94% of the Bond Portfolio and 38.02% of the Asset Allocation Portfolio.

     On April 1, 2001, no Officer or Trustee of the Portfolios owned beneficially or of record or had an interest in shares of any Portfolio.

                     THE INVESTMENT ADVISER AND SUB-ADVISER

     Currently, ReliaStar Investment Research, Inc. (formerly, Washington Square Advisers, Inc.) serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between it and the Fund. RIRI is a wholly-owned subsidiary of ReliaStar Financial Corp. From April 1988 through April 1995, the adviser for the Fund was Bankers Centennial Management Corp. RIRI is responsible for administering affairs of and supervising the investment program for the Fund. RIRI's address is 100 Washington Ave. So., Minneapolis, MN 55401.

     Effective May 11, 2001, ING Pilgrim Investments, LLC ("ING Pilgrim" or "ING Pilgrim Investments") will serve as the investment adviser to each of the Fund's four Portfolios. ING Pilgrim Investments will have overall responsibility for the management of the Portfolios. ING Pilgrim Investments will provide or oversee all investment advisory and portfolio management services for each Portfolio, and assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios.

     Organized in December 1994, ING Pilgrim Investments is registered as an investment adviser. ING Pilgrim is an indirect wholly-owned subsidiary of ING Group.

     Under the terms of the Advisory Agreement discussed below, ING Pilgrim is obligated to manage the Fund's Portfolios in accordance with applicable laws and regulations.

     In addition, ING Pilgrim Investments or its affiliates, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Fund. These services include; providing facilities for maintaining the Fund's organizations; supervising relations with custodians, transfer and pricing agents, accountants, legal counsel, underwriters, and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of the Fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.

     Prior to May 11, 2001, Reliastar Investments Research, Inc. ("RIRI") served as investment adviser to the Portfolios and ING Pilgrim Investments served as Sub-Adviser to the Stock Portfolio and the equity portion of the Asset Allocation Portfolio of the Fund. Prior to October 1, 1999, the Stock Portfolio and the equity portion of the Asset Allocation Portfolio were managed by another subadviser.

     The Advisory Agreement ("Agreement") between ING Pilgrim and the Fund will be approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Agreement, or interested persons of such parties, at a meeting held on January 16, 2001. At a Shareholder Meeting scheduled for May 11, 2001, the Agreement will be approved by a "majority" of the attending shares (as defined in the 1940 Act). The Agreement will continue in effect indefinitely, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Fund or by the Board, and (ii) a majority of the Trustees who are not parties to such Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Agreement may be terminated without penalty on 60 days written notice by either party to the Agreement and will terminate automatically if assigned.

     The Fund pays the investment adviser for its services under the Agreement a fee based on an annual percentage of the average daily net assets of each Portfolio. For each Portfolio, the Agreement provides that ING Pilgrim Investments may earn a fee at an annual rate not to exceed 0.50% of the first $100 million of the average daily net assets of the Portfolio, and 0.45% of the average daily net assets of the Portfolio in excess of $100 million. The management fees that can be charged against the Policyholders for all investment advisory services are limited to .25 % on an annual basis.

     The variable life insurance policies for which the Portfolios serve as investment vehicles provide as a contractual requirement that each Portfolio's investment advisory fees cannot exceed on an annual basis 0.25% of the Portfolio's average daily net assets. Each Portfolio's investment advisory fees in excess of 0.25% of the Portfolio's average daily net asses are paid by ReliaStar Life Insurance Company ("RL") and ReliaStar Life Insurance Company of New York ("RLNY").

     For the years ended 2000, 1999, and 1998, RIRI served as investment adviser to the Fund, and received the following fees: Stock Portfolio, $166,612, $113,595, and $98,513, respectively; Money Market Portfolio, $31,012, $20,478, and $19,255, respectively; Bond Portfolio, $14,220, $14,973, and $12,107, respectively; Asset Allocation Portfolio, $89,822, $65,452, and $57,991, respectively.

     For the fiscal year ended December 31, 2000, RIRI paid ING Pilgrim Investments, acting as sub-adviser, at the rate of 0.45% of 1.00% of the average daily net assets which ING Pilgrim Investments managed. For the fiscal year ended December 31, 2000, and the period October 1, 1999 through December 31, 1999, RIRI paid ING Pilgrim Investments $197,230 and $46,078, respectively.

     For the period of January 1, 1999 through September 29, 1999 and for the fiscal year ending December 31, 1998, RIRI paid the previous sub-adviser $128,260, and $168,524.

                           DISTRIBUTION OF FUND SHARES

     Shares of the Fund are continuously distributed through Washington Square Securities, Inc., a wholly-owned subsidiary of ReliaStar Financial Corp., which is the 100% owner of RUSL and RLNY. The Fund entered into a distribution agreement, with Washington Square Securities, Inc. on February 1, 1997 which was approved on June 13, 2000. Washington Square Securities, Inc., a registered broker-dealer under the Securities Act of 1934, as amended, and member of the National Association of Securities Dealers, Inc., receives no remuneration from the Fund for distributing shares of the Portfolio. Its address is 111 Washington Ave. S., Minneapolis, MN 55401.

SUSPENSION OF REDEMPTIONS

     The Fund may suspend the right of redemption of shares of any Portfolio for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonable practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holder of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                    CUSTODIAN

     On October 1, 1997, State Street Bank and Trust Company ("State Street"), a Massachusetts banking institution became Custodian for all the Fund's portfolios and their cash. State Street's address is One Heritage Drive, North Quincy Massachusetts 02171. Previously Crestar Bank, a Virginia banking institution served as custodian for the Fund's portfolios securities and cash. In its capacity as Custodian, State Street maintains certain financial and accounting books and records pursuant to a separate agreement with the Fund.

                            ADMINISTRATION AGREEMENT

     ING Pilgrim Group, LLC ("ING Pilgrim Group") provides administrative services pursuant to an Administration Agreement (the "Administration Agreement").

     Prior to July 26, 2000, RL, successor by merger (on December 31, 1998), to ReliaStar United Services Life Insurance Company ("RUSL") provided administrative, legal and accounting services.

     As compensation, the Fund will pay ING Pilgrim Group a fee calculated at an annual rate of 0.10% of the Fund's average daily net assets.

     The Administration Agreement is renewable from year to year if the Fund's Trustees (including a majority of the Fund's disinterested Trustees) approve the continuance of the Agreement. ING Pilgrim Group or the Fund may terminate the Administration Agreement on 60 days' written notice to the other party.

     During the fiscal years ending December 31, 2000, 1999, and 1998, ING Pilgrim Group and its predecessor received $66,381, $124,280, and $93,210 for their services under their respective Administration Agreement.

                                  LEGAL COUNSEL

     Dechert serves as legal counsel to the Fund and the Portfolios.

                              INDEPENDENT AUDITORS

     KPMG LLP serves as independent auditors for the Fund for the current fiscal year and audits the annual financial statements of the Fund, prepares the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

BROKERAGE AND RESEARCH SERVICES

     There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on national stock exchanges and other agency transactions involve the payment of the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     ING Pilgrim Investments places all orders for the purchase and sale of portfolio securities and options for a Portfolio through a substantial number of broker-dealers. In executing transactions, ING Pilgrim Investments will attempt to obtain the best execution for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In effecting purchases and sales of portfolio securities in transactions on national stock exchanges for the account of the Fund ING Pilgrim Investments may pay higher commission rates than the lowest available when ING Pilgrim Investments believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as described below. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or mark-up.

     Some securities considered for investment by the Fund's Portfolios may also be appropriate for other clients served by ING Pilgrim Investments. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by ING Pilgrim Investments is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner deemed fair and reasonable by ING Pilgrim Investments. Although there is no specified formula for allocating such transactions, the various allocation methods used by ING Pilgrim Investments, and the results of such allocations, are subject to periodic review by the Fund's Adviser and Board of Trustees.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the adviser for a Portfolio may receive research services from many broker-dealers with which that adviser places the Portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the adviser in advising its various clients (including the Fund), although not all of these services are necessarily useful and of value in managing a Portfolio. The management fee paid by the Portfolio is not reduced because the Adviser and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, ING Pilgrim Investments may cause a Portfolio to pay a broker-dealer which provides "brokerage and research services" (as defined in that Act) to ING Pilgrim Investments, an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     The Fund paid aggregate brokerage commissions of $157,552, $300,108, and $212,525 for the three years ended December 31, 1998, 1999, and 2000, respectively.

PORTFOLIO TURNOVER

     For reporting purposes, the portfolio turnover rate of each Portfolio is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, long-term U.S. Government securities are included. Short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the Portfolio's securities (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each Portfolio will vary from year to year, depending on market conditions. Because each Portfolio has a different investment objective, each will have a different expected rate of portfolio turnover. However, the portfolio turnover rate will not be a limiting factor when management deems it appropriate to buy or sell securities for a particular Portfolio.

     The writing of call options by the Stock and Asset Allocation Portfolios may result in higher turnover than otherwise would be the case and, therefore, greater commission expenses.

     It is anticipated that the annual portfolio turnover, as defined above, will not exceed the following limits of the Portfolios under normal market conditions: Stock Portfolio -- 125%; Bond Portfolio -- 100%; and Asset Allocation Portfolio -- 150%. Increased portfolio turnover may result in greater brokerage commission. In 2000, the Portfolio turnover rate was: Stock Portfolio -- 365%; Bond Portfolio -- 49%; and Asset Allocation Portfolio -- 243%.

     Market conditions and changes in interest rates may result in turnover at a greater or lesser than anticipated.

                                 NET ASSET VALUE

     As indicated under "Net Asset Value" in the Prospectus, the Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined after 4:00 p.m. Eastern Standard Time, on each day the New York Stock Exchange is open for trading. Net asset value will not be determined on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Pursuant to an exemptive rule of the Securities and Exchange Commission, the Money Market Portfolio's securities are valued by the amortized cost method. This method of valuation involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the security. During periods of declining interest rates, the quoted yield on shares of the Portfolio may tend to be higher than that of a fund or Portfolio with identical investments which uses a method of valuation based on market prices and estimates of market prices for all its portfolio securities. Thus, if the use of amortized cost by the Portfolio resulted in lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield of the purchased shares on that day than he would be able to receive from a fund or Portfolio using solely market values. Existing investors in the Portfolio would receive less investment income. The converse is true in a period of rising interest rates.

     The Rule permitting the Portfolio to use the amortized cost method of valuation requires that, under the direction of the Board of Trustees, certain procedures be adopted to monitor and stabilize the price per share of the Portfolio. Calculations are made to compare the value of its investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by issuers or market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments or U.S. Government securities published by reputable sources at the mean between the bid and asked prices for the instruments. In the event that a deviation of 1/2 of 1% or more exists between the Fund's $1.00 per share net asset value and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Trustees believes would result in a material dilution of shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated.

     Under the exemptive Rule of the Securities and Exchange Commission allowing the Fund to use the amortized cost method of valuation of portfolio securities, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, with certain limited exceptions, the Fund cannot invest more than 5% of its assets in the securities of a single issuer (other than government securities). Investments in Second Tier securities in the aggregate must be limited to 5% of the Fund's total assets, and investment in a single Second Tier Security cannot exceed the greater of 1% of total assets or $1 million.

     The Fund can only invest in instruments having remaining maturities of 397 days or less and can only invest in securities determined by ING Pilgrim Investments to be of high quality with minimal credit risks.

                         CALCULATION OF PERFORMANCE DATA

     The Fund is the successor to the Separate Account I (a Stock Account), Separate Account II (a Money Market Account), Separate Account III (a Bond Account) and Separate Account IV (an Asset Allocation Account) of ReliaStar United Services Life Insurance Company and Separate Account I (a Stock Account), Separate Account II (a Money Market Account), Separate Account III (a Bond Account) and Separate Account IV (an Asset Allocation Account) of ReliaStar Life Insurance Company of New York (collectively, the "RUSL and RLNY Separate Accounts"). On April 30, 1988, the investment-related assets and liabilities of the RUSL and RLNY Separate Accounts were transferred to the Stock, Money Market, Bond and Asset Allocation Portfolios of the Fund. Performance calculations are based upon the RLNY Separate Accounts.

                        THE MONEY MARKET PORTFOLIO YIELD

     To calculate a seven-day yield for the Money Market Portfolio, the Fund uses a hypothetical, pre-existing account having a balance of $100 at the beginning of the seven-day period. The net change in the value of the Portfolio during the seven-day period (excluding any realized gains or losses from the sale of securities and unrealized appreciation and depreciation) is divided by the value of the Account at the beginning of the period and then multiplied by 365/7 to obtain the annual yield to the nearest hundredth of one percent. Since the net change in the seven-day value is used, the values reflect the charges made against the Portfolio.

     The seven-day yield does not necessarily represent the future yield of the Money Market Portfolio. Yields fluctuate on a daily basis and reflect quality, length of maturities, rates of return and market conditions for money market investments suitable for this Portfolio.

     A hypothetical example of how we calculate the seven-day yield for the period ending December 31, 2000, assuming the values used are as follows:

     (1)  Value on Dec. 24, 2000....................................... $100.00
     (2)  Value on Dec. 31, 2000 (exclusive of capital charges)........  100.08
     (3)  Net change:(2) - (1).........................................      08
     (4)  Net change divided by Value on Dec. 24, 2000:
          (3) divided by (1)...........................................    0008
     (5)  Seven-day yield annualized (multiplied by 365/7).............    4.17%

                    THE BOND PORTFOLIO, THE STOCK PORTFOLIO,
                THE ASSET ALLOCATION PORTFOLIO - SEC 30 DAY YIELD

     Yield is computed by dividing the net investment income per share deemed earned during the computation period by the maximum offering price per share on the last day of the period according to the following formula:

                                       a-b
                          -----------------------------
                          SEC YIELD = 2[( cd + 1)(6)-1]

Where:    a = dividends and interest earned during the period;
          b = expenses accrued for the period (net of reimbursements);
          c = the average daily number of shares outstanding during the period that were entitled to receive dividends: and, d = the maximum offering price per share on the last day of the period.

     The SEC 30 day yield for the period ending December 31, 2000 for the Bond Portfolio was 4.34%; the Stock Portfolio, -0.27%; and the Asset Allocation Portfolio, 1.83%.

             THE STOCK PORTFOLIO, THE BOND PORTFOLIO, AND THE ASSET
               ALLOCATION PORTFOLIO - AVERAGE ANNUAL TOTAL RETURN

          Average Annual Total Return is computed by finding the average annual compounded rates of return over 1, 5, and 10 years that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T) = ERV

Where:  P   = a hypothetical initial payment of $1,000;
        T   = average annual total return;
        n   = number of years; and,
        ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

     This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

     The average annual return for the Stock Portfolio for the one-year, five-year and ten-year period ended December 31, 2000 are -19.94%, 12.55% and 15.03% respectively. The average annual return for the Bond Portfolio for the one-year, five-year and ten-year period ended December 31, 2000 are 6.74%, 3.77% and 6.52% respectively. The average annual return for the Asset Allocation Portfolio for the one-year, five-year and ten-year period ended December 31, 2000 are -9.80%, 7.91% and 10.44% respectively.

                             PERFORMANCE COMPARISONS

     Comparative performance information may be used from time to time in advertising each Portfolio's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc. and other entities or organizations which track the performance of investment companies. Each Portfolio's performance also may be compared to the performance of its respective Comparison Index, if any, as described in the Prospectus, and, additionally, to the performance of unmanaged indices. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management cost and expenses.

     Quotations of yield or total return for the Fund will not take into account charges or deductions against the Separate Account to which the Fund shares are sold or charges and deductions against the policies issued by RL and RLNY. Performance information for a Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculation is based. Performance information should be considered in light of the Portfolios' investment objectives and policies, characteristics and quality of the Portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                    TAXATION

     Each Portfolio intends to qualify annually and elects to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code").

     To qualify as a regulated investment company, each Portfolio must, among other things: (i) derive in each taxable year at least ninety percent (90%) of its gross income from dividends, interest, payments with respect to securities loan, and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (ii)* diversify its holdings so that, at the end of each quarter of the taxable year,(a) at least fifty percent (50%) of the market value of the Portfolios' assets are represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than five percent (5%) of the value of the Portfolio's total assets and 10 percent (10%) of the outstanding voting securities of such issuer, and (b) not more than twenty-five percent (25%) of the value of its total assets is invested in the securities of [more than one] issuer (other than U.S. Government securities or the securities of other resulted investment companies); and (iii) distribute at least ninety percent (90%) of its net investment income (which includes dividends, interest, and net short-term capital gains in excess of and net long-term capital losses) each taxable year.

     As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on its net investment income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Portfolio intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent (4%) excise tax. To avoid the tax, a Portfolio must distribute during each calendar year, (i) at least ninety-eight percent (98%) of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least ninety-eight percent (98%) of its capital gains in excess of its capital losses for the twelve-month period ending October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make these distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it is declared by a Portfolio before December 31 of the year and paid by the Portfolio by January 31 of the following year. Such distribution will be taxable to shareholders (the Separate Account) in the year the distributions are declared, rather than the year in which the distributions are received.

DISTRIBUTIONS

     Distributions of any new investment income by a Portfolio are taxable to the shareholder as ordinary income. Net capital gains will be treated, to the extent distributed, as long-term capital gains in the hands of the shareholder.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

     The Declaration of Trust does not require that the Fund hold annual or regular meetings of shareholders. Meetings of the Shareholders may be called by the Trustees and held at such times the Trustees may from time to time determine, for the purpose of the elections of Trustees or such other purposes as may be specified by the Trustees.

LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund, or Portfolio thereof, organized as a Massachusetts business trust. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund, or Portfolio thereof, for all loss and expense of any shareholder held personally liable for the obligations of the Fund or Portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund or Portfolio would be unable to meet its obligations.

CODE OF ETHICS

     The Fund and the Sub-Adviser have adopted a Code of Ethics governing personal trading activities of all Trustees, officers and personal trading activities of all Trustees, officers and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions, however, they are generally required to pre-clear all security transactions with the Fund's Compliance Officer or her designee and to report all transactions on a regular basis. The Investment Adviser and the Distributor have adopted their own Code of Ethics to govern the personal trading activities of their personnel.

EXPERTS

     The financial statements incorporated herein by reference from the Registrant's Annual Report to shareholders for the year ended December 31, 2000 have been audited by KPMG LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

     The audited Financial Statements for the Fund for the fiscal year ended December 31, 2000, from the Registrant's 2000 Annual Report to Shareholders are incorporated herein by reference. No other portion of the Annual Report is so incorporated. Copies of the Fund's Annual Report may be obtained without charge by contacting Pilgrim Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (1-800-992-0180).

                                   APPENDIX A

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

     (a) Corporate Bonds: Bonds are rated Aa by Moody's Investors Service, Inc. are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess may favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest as susceptibility to impairment sometime in the future.

     Moody's Baa rated bonds are Considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Bonds rated AA by Standard & Poor's Corporation are judged by Standard & Poor's to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor's highest rating). Bonds rated AAA are considered by Standard & Poor's to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by Standard & Poor's have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     Standard & Poor's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

     (b) Commercial Paper: The ratings Prime-1 and Prime-2 are the two highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt;

(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

     Commercial paper rated A-1 or A-2 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements;
(2) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (3) the issuer should have access to at least two additional channels of borrowing; (4) basic earnings and cash flow should have an upward trend with allowance made for unusual circumstances; and (5) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

                                   APPENDIX B

                          GLOSSARY OF INVESTMENT TERMS

U.S. GOVERNMENT SECURITIES - are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates). In these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full. Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the Treasury. However, they involve federal sponsorship in one way or another: some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks. All of the Portfolios may invest in U.S. Government securities.

MORTGAGE-RELATED SECURITIES - The Bond and Asset Allocation Portfolios may invest in GNMA certificates and FNMA and FHLMC mortgage-backed obligations.

GNMA CERTIFICATES: GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS: The Federal National Mortgage Association ("FNMA"), a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates which represent an interest I a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

RISKS OF MORTGAGE-RELATED SECURITIES: In the case of mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience on the underlying pool of mortgages.

REPURCHASE AGREEMENTS - are agreements by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a recognized securities dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for a Portfolio to maintain liquidity and earn income over periods of time as short as overnight.

The underlying securities on repurchase agreements are ordinarily U.S. Government securities but may be other securities in which the Portfolio might otherwise invest. A Portfolio will enter into repurchase agreements only if they are fully collateralized. The market value of the collateral, including accrued interest, will equal or exceed the repurchase price, and the collateral will be in the actual or constructive possession of the Portfolio.

A Portfolio will enter only into repurchase agreements that mature in seven days or less. A repurchase agreement subjects a Portfolio to the risk of the ability of the seller to pay the repurchase price on the delivery date; however, the underlying security constitutes the collateral for the seller's obligation. In addition, the Adviser will enter into repurchase agreements with parties that it considers creditworthy. In the event the seller does default, the Portfolio may incur (i) a loss if the value of the collateral declines and (ii) disposition costs in connection with liquidating the collateral. In the event bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

CERTIFICATES OF DEPOSIT - are certificates issued against funds deposited in a bank, are for definite period of time, earn a specified rate of return, and are normally negotiable.

BANKERS' ACCEPTANCES - are short-term credit instruments issued by corporations to finance the import-export transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. These instruments reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

COMMERCIAL PAPER - All Portfolios may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued by bank holding companies, corporations, and finance companies. The commercial paper purchased by a Portfolio will consist of direct obligations of domestic issuers which, at the time of investment, (i) meet the rating standard for particular Portfolios as specified in the section on Investment Objectives and Policies, or (ii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest.

CORPORATE DEBT SECURITIES - All Portfolios may invest in corporate debt securities of domestic issuers. The debt securities in which a Portfolio may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria or other standards set forth for that particular Portfolio, or, if not so rated, are, in the Adviser's opinion, comparable in quality to corporate debt securities in which a Portfolio may invest.

The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with the interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

OPTIONS - CALLS - The Stock Portfolio and the Asset Allocation Portfolio may write (i.e., sell) call options ("calls") if (i) after any sale, not more than 25% of that Portfolio's total assets are subject to calls; (ii) the calls are traded on a domestic securities exchange or board of trade; and (iii) the calls are "covered." The option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. When the Portfolio writes a call, it receives a premium and agrees to sell the callable securities to a purchaser at a fixed exercise price (which may differ from the market price of the underlying security) regardless of market price changes during the call period. The Portfolio may purchase a call only in a "closing purchase transaction" to terminate its obligation on a call which it has written. For as long as the Portfolio remains obligated as a writer of a call, it forgoes the opportunity to profit from increases in the market price of the underlying security above the call price. The principal objective in writing covered calls is to attempt to attain, through the receipt of premiums from expired calls and net profits, if any, from closing purchase transactions, a greater current return than might be realized by holding the securities without writing calls.

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

     (a)  Agreement and Declaration of Trust of USLICO Series Fund.(2)

     (b)  USLICO Series Fund Bylaws.(2)

     (c)  Not Applicable.

     (d)(1) Investment Advisory Agreement by and between USLICO Series Fund and ReliaStar Investment Research, Inc. (formerly, Washington Square Advisers, Inc.).(1)
        (2) Sub-Investment Advisory Agreement by and between Pilgrim Baxter Value Investors, Inc. (formerly Newbold's Asset Management, Inc.) and Washington Square Advisers, Inc.(2)
        (3) Subadvisory Agreement by and between Pilgrim Advisors, Inc. and ReliaStar Investment Research, Inc.(4)

     (e)(1) Distribution Agreement by and between USLICO Series Fund and Washington Square Securities, Inc.(2)
        (2) Form of Distribution Agreement by and between USLICO and Washington Square Securities, Inc. (filed herein)

     (f)  Not Applicable.

     (g) Custodian Contract by and between USLICO Series Fund and State Street Bank and Trust Company.(3)

     (h)(1) Administrative Services Agreement by and between USLICO Series Fund, Washington Square Advisers, Inc. and ReliaStar United Services Life Insurance Company.(2)
        (2) Form of Administration Agreement between USLICO Series Fund and ING Pilgrim Group, Inc. (filed herein)

     (i)(1)  Opinion and Consent of Robert B. Saginaw.(2)
        (2)  Consent of Dechert. (filed herein)

     (j)  Consent of Independent Accountants. (filed herein)

     (k)  Not Applicable.

     (l)  Not Applicable.

     (m)  Not Applicable.

     (n)  Not Applicable.

     (o)  Not Applicable.

     (p)(1)  Code of Ethics of the Registrant and ING Pilgrim Investments,
             LLC.(5)
        (2)  Code of Ethics of ReliaStar Investment Research, Inc.(5)

     (q)  Powers of Attorney.(6)

----------
1. Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A as filed on April 30, 1996.
2. Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A as filed on April 30, 1997.
3. Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A as filed on April 29, 1998.
4. Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A as filed on March 1, 2000.
5. Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A as filed on May 1, 2000.
6. Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A as filed on March 1, 2001.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     A chart identifying the subsidiaries of ReliaStar Financial Corp. and their relationship to one another is incorporated by reference to Item 26 of Form N-4 Registration Statement of Separate Account One of Northern Life Insurance Company, File No 333-32948, filed March 31, 2000.

ITEM 25. INDEMNIFICATION

     Reference is made to Article V of the Registrant's Agreement and Declaration of Trust, which is incorporated by reference herein.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant) of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS

     Information as to the directors and officers of ING Pilgrim Investments, LLC ("ING Pilgrim Investments"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of ING Pilgrim Investments in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

     Information as to the directors and officers of ReliaStar Investment Research, Inc. ("RIRI"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of RIRI in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-16715) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) ING Pilgrim Securities, Inc. is the principal underwriter for the Registrant and for Pilgrim Advisory Funds, Inc., Pilgrim Investment Funds, Inc., Pilgrim Bank and Thrift Fund, Inc., Pilgrim Prime Rate Trust, Pilgrim Mutual Funds, Pilgrim Equity Trust, Pilgrim SmallCap Opportunities Fund, Pilgrim Growth Opportunities Fund, Pilgrim Mayflower Trust, Pilgrim GNMA Income Fund, Inc., Pilgrim Growth and Income Fund, Inc., Pilgrim International Fund, Inc., Pilgrim Precious Metals Fund, Inc., Pilgrim Russia Fund, Inc., Pilgrim Worldwide Emerging Markets Fund, Inc., Pilgrim Funds Trust, Lexington Money Market Trust, Pilgrim Emerging Markets Fund, Inc., Pilgrim Natural Resources Trust, Pilgrim Variable Products Trust, Pilgrim Senior Income Fund, and ING Variable Insurance Trust.

     (b) Information as to the directors and officers of the Distributor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at c/o ReliaStar Life Insurance Company, 20 Washington Avenue S., Route 1212 Minneapolis, MN 55401, or c/o ING Pilgrim Investments, Inc., 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ITEM 29. MANAGEMENT SERVICES

     Not Applicable.

ITEM 30. UNDERTAKINGS

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pusuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 16 to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and the state of Arizona on the 27th day of April 2001.

                                       USLICO SERIES FUND

                                       By: /s/ Kimberly A. Anderson
                                          --------------------------------------
                                          Kimberly A. Anderson
                                          Vice President & Secretary

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      SIGNATURE                    TITLE                            DATE
      ---------                    -----                            ----


                               Trustee and Chairman               April 27, 2001
---------------------------
John G. Turner*

                               President and Chief
---------------------------    Executive Officer                  April 27, 2001
James M. Hennessy*


                               Trustee                            April 27, 2001
---------------------------
Paul S. Doherty*

                               Trustee                            April 27, 2001
---------------------------
Alan L. Gosule*

                               Trustee                            April 27, 2001
---------------------------
Walter H. May*

                               Trustee                            April 27, 2001
---------------------------
Thomas J. McInerney*

                               Trustee                            April 27, 2001
---------------------------
Jock Patton*

                               Trustee                            April 27, 2001
---------------------------
David W.C. Putnam*

                               Trustee                            April 27, 2001
---------------------------
Blaine E. Rieke*

                               Trustee                            April 27, 2001
---------------------------
Richard A. Wedemeyer*


                               Senior Vice President and
---------------------------    Principal Financial Officer        April 27, 2001
Michael J. Roland*


*By: /s/ Kimberly A. Anderson
    -------------------------------------
    Kimberly A. Anderson,
    Vice President and Secretary
    Attorney-in-Fact

                                    EXHIBITS


(e)(2) Form of Distribution Agreement between Registrant and Washington Square Securities, Inc.

(h)(2) Form of Administration Agreement between the Registrant and ING Pilgrim Group, Inc.

(i)(2)    Consent of Dechert.

(j)(1)    Consent of KPMG LLP, independent accountants.